                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 8, 1997

                    CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1

      A New York                 Commission File             I.R.S. Employer
   Common Law Trust               No. 333-08645               No. 13-7097632

                          c/o AT&T Capital Corporation
               44 Whippany Road, Morristown, New Jersey 07962-1983

                         Telephone Number (973) 397-3000






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Item 5.  Other Events

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 12/08/97                         PAYMENT DATE:  12/15/97
COLLECTION PERIOD:  11/30/97


I.       INFORMATION REGARDING THE CONTRACTS

    1.   CONTRACT POOL PRINCIPAL BALANCE

         a.  Beginning of Collection Period                                                $1,746,141,552.11
         b.  End of Collection Period                                                      $1,667,656,525.89
         c.  Reduction for Collection Period                                               $   78,485,026.23

    2.   DELINQUENT SCHEDULED PAYMENTS

         a.  Beginning of Collection Period                                                $   32,450,940.20
         b.  End of Collection Period                                                      $   38,032,431.93

    3.   LIQUIDATED CONTRACTS

         a.  Number of Liquidated Contracts with respect to Collection Period                         634
         b.  Required Payoff Amounts of Liquidated Contracts                               $    3,933,527.97
         c.  Total Reserve for Liquidation Expenses                                        $            0.00
         d.  Total Liquidation Proceeds Received(1)                                        $    1,169,984.25
         e.  Liquidation Proceeds Allocated to Owner Trust                                 $    1,151,263.52
         f.  Liquidation Proceeds Allocated to Depositor                                   $       18,720.73
         g.  Current Realized Losses                                                       $    2,782,264.45

    4.   PREPAID CONTRACTS

         a.  Number of Prepaid Contracts with respect to Collection Period                            960
         b.  Required Payoff Amounts of Prepaid Contracts                                  $    7,349,672.73

    5.   PURCHASED CONTRACTS (BY TCC)

         a.  Number of Contracts Purchased by TCC with respect to Collection Period                     0
         b.  Required Payoff Amounts of Purchased Contracts                                $            0.00


    (1) Net of any addition to reserve for liquidation expenses







    6.   DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)


                                                                        % OF AGGREGATE
                     NUMBER OF           % OF     AGGREGATE REQUIRED    REQUIRED PAYOFF
                     CONTRACTS         CONTRACTS    PAYOFF AMOUNTS          AMOUNTS
                     ---------         ---------    --------------          -------
a. Current            178,202            96.88%     1,644,127,062.03         96.39%

b. 31-60 days           3,647             1.98%        47,411,849.23          2.78%

c. 61-90 days           1,153             0.63%         7,220,739.24          0.42%

d. 91-120 days            476             0.26%         4,151,340.16          0.24%

e. 120+ days              461             0.25%         2,777,967.16          0.16%

f. Total              183,939           100.00%     $1,705,688,957.82       100.00%





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CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 12/08/97                           PAYMENT DATE:  12/15/97
COLLECTION PERIOD: 11/30/97

    7.    HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

------------------------------------------------------------------------------------------------
                     % of                 % of                 % of                 % of
              Aggregate Required   Aggregate Required   Aggregate Required   Aggregate Required
                Payoff Amounts       Payoff Amounts       Payoff Amounts       Payoff Amounts
Collection        31-60 Days           61-90 Days           91-120 Days          120+ Days
 Periods           Past Due             Past Due              Past Due            Past Due
------------------------------------------------------------------------------------------------
11/30/97             2.78%                0.42%                 0.24%               0.16%
10/31/97             3.64%                1.07%                 0.45%               0.73%
09/30/97             3.21%                0.95%                 0.48%               0.82%
08/31/97             3.58%                0.95%                 0.50%               0.80%
07/31/97             3.11%                0.90%                 0.53%               0.78%
06/30/97             3.53%                0.90%                 0.57%               0.69%
05/31/97             3.06%                0.99%                 0.58%               0.63%
04/30/97             2.99%                1.08%                 0.47%               0.64%
03/31/97             3.73%                0.96%                 0.46%               0.61%
02/28/97             3.70%                0.97%                 0.55%               0.55%
01/31/97             3.27%                0.97%                 0.49%               0.40%
12/31/96             4.10%                0.96%                 0.39%               0.20%
11/30/96             3.49%                0.83%                 0.34%               0.00%
10/31/96             2.90%                0.64%                 0.01%               0.01%






    8.    HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                                                3 COLLECTION        6 COLLECTION
                                             November-97          PERIODS              PERIODS              CUMULATIVE
                                             COLLECTION            ENDING               ENDING                SINCE
                                               PERIOD            November-97          November-97          CUT-OFF DATE
                                               ------            -----------          -----------          ------------
a.   Number of Liquidated Contacts                   634                1,681                3,986                8,294

b.   Number of Liquidated                          0.226%               0.599%               1.420%               2.955%
     Contracts as a Percentage
     of Initial Contracts

c.   Required Payoff Amounts of               $3,933,528          $10,142,655          $23,450,219          $50,248,462
     Liquidated Contracts

d.   Liquidation Proceeds Allocated           $1,151,264          $ 3,182,524          $ 5,149,192          $ 7,107,219
     to Owner Trust

e.   Aggregate Current Realized               $2,782,264          $ 6,960,130          $18,301,027          $43,141,242
     Losses

f.   Aggregate Current Realized                    0.087%               0.219%               0.575%               1.354%
     Losses as a Percentage of
     Cut-off Date Contract Pool
     Principal Balance



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CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 12/08/97                        PAYMENT DATE: 12/15/97
COLLECTION PERIOD: 11/30/97


II.  INFORMATION REGARDING THE SECURITIES

    1.   SUMMARY OF BALANCE INFORMATION

                                          Principal Balance         Class Factor as      Principal Balance       Class Factor as
                             Coupon      as of Dec. 15, 1997       of Dec. 15, 1997     as of  Nov. 17, 1997    of  Nov. 17, 1997
 Class                        Rate          Payment Date             Payment Date           Payment Date           Payment Date
------                       ------         ------------             ------------           ------------           ------------
a.  Class A-1 Notes           5.60%       $            0.00           0.0000000         $            0.00           0.0000000

b.  Class A-2 Notes           5.95%       $  372,309,628.82           0.53569731        $  444,739,916.27           0.63991

c.  Class A-3 Notes           6.11%       $  659,000,000.00           1.00000000        $  659,000,000.00           1.0000000

d.  Class A-4 Notes           6.28%       $  400,220,000.00           1.00000000        $  400,220,000.00           1.0000000

e.  Class B Notes             6.57%       $  178,500,000.00           1.00000000        $  178,500,000.00           1.0000000

f.  Equity Certificates       6.75%       $   95,659,329.00           0.75021435        $   95,659,329.00           0.75021

g.  Total                      N.A.       $1,705,688,957.82           0.53549958        $1,778,119,245.27           0.55824



Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,705,688,957.82 and the CCA balance is $170,559,974.40.




    2.  MONTHLY PRINCIPAL AMOUNT

        a.  Principal Balance of Notes and Equity Certificates
            (End of Collection Period)                                                       $1,778,119,245.27

        b.  Contract Pool Principal Balance (End of Collection Period)                       $1,667,656,525.89

        c.  Monthly Principal Amount                                                         $  110,462,719.39


    3.  GROSS COLLECTIONS

        a.  Scheduled Payments Received                                                      $   73,509,749.81

        b.  Liquidation Proceeds Allocated to Owner Trust                                    $    1,151,263.52

        c.  Required Payoff Amounts of Prepaid Contracts                                     $    7,349,672.73

        d.  Required Payoff Amounts of Purchased Contracts                                   $            0.00

        e.  Proceeds of Clean-up Call                                                        $            0.00

        f.  Investment Earnings on Collection Account and Note Distribution Account          $      280,780.25

        g.  Extension Fees Allocated to Owner Trust                                          $       19,108.64

        h.  Total Gross Collections (sum of (a) through (g))                                 $   82,310,574.95

    4.  DETERMINATION OF AVAILABLE FUNDS

        a.  Total Gross Collections                                                          $   82,310,574.95

        b.  Withdrawal from Cash Collateral Account                                          $    1,109,042.93

        c.  Total Available Funds                                                            $   83,419,617.88



CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 12/08/97                           PAYMENT DATE: 12/15/97
COLLECTION PERIOD: 11/30/97



5.   APPLICATION OF AVAILABLE FUNDS

                ITEM                            AMOUNT         REMAINING AVAILABLE FUNDS
                ----                            ------         -------------------------
  a.   Total Available Funds                                         $83,419,617.88

  b.   Servicing Fee                          $ 1,818,897.45          81,600,720.43

  c.   Interest on Notes:

       i)   Class A-1 Notes                             0.00          81,600,720.43

       ii)  Class A-2 Notes                     2,205,168.75          79,395,551.68

       iii) Class A-3 Notes                     3,355,408.33          76,040,143.34

       iv)  Class A-4 Notes                     2,094,484.67          73,945,658.68

       v)   Class B Notes                         977,287.50          72,968,371.18

  d.   Interest on Equity                         538,083.73          72,430,287.45
       Certificates

  e.   Principal of Notes and
       Equity Certificates:

       i)   Class A-1 Notes                             0.00          72,430,287.45

       ii)  Class A-2 Notes                    72,430,287.45                   0.00

       iii) Class A-3 Notes                             0.00                   0.00

       iv)  Class A-4 Notes                             0.00                   0.00

       v)   Class B Notes                               0.00                   0.00

       vi)  Equity Certificates                         0.00                   0.00

  f.   Deposit to Cash                                  0.00                   0.00
       Collateral Account

  g.   Amount to be applied in                          0.00                   0.00
       accordance with CCA
       Loan Agreement

  h.   Balance, if any, to Equity                       0.00                   0.00
       Certificates


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 12/08/97                           PAYMENT DATE: 12/15/97
COLLECTION PERIOD: 11/30/97



III.     INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

    1.   BALANCE RECONCILIATION


                                                                         December 1997
                           ITEM                                           PAYMENT DATE
     ------------------------------------------------                   ----------------
     a. Available Cash Collateral Amount (Beginning)                     $171,669,017.33

     b. Deposits to Cash Collateral Account                                         0.00

     c. Withdrawals from Cash Collateral Account                         $  1,109,042.93

     d. Releases of Cash Collateral Account Surplus                                 0.00
        (Excess, if any of (a) plus (b) minus (c)  over (f))

     e. Available Cash Collateral Amount (End)                           $170,559,974.40
        (Sum of (a) plus (b) minus (c) minus (d))

     f. Requisite Cash Collateral Amount                                 $171,444,954.00

     g. Cash Collateral Account Shortfall                                $    884,979.60
        (Excess, if any, of (f) over (e))

    2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT

     a. For Payment Dates from, and including, the November 1996 Payment Date to, and including, the October 1997
        Payment Date

        1) Initial Cash Collateral Amount                                $   207,040,000

     b. For Payment Dates from, and including, the November 1997 Payment Date until the Final Payment Date, the sum of

        1) 8% of the Contract Pool Principal Balance                     $133,412,522.07

        2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance                               $ 38,032,431.93

        3) Total                                                         $171,444,954.00

     c. Floor equal to the lesser of
        1) 2% of Cut-Off Date Contract Pool Principal
           Balance ($63,704,600); and
        2) the Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance                            $    63,704,600

     d. Requisite Cash Collateral Amount                                 $   171,444,954


    3.  CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS

         a. Interest Shortfalls                                                     0.00

         b. Principal Deficiency Amount                                  $  1,109,042.93

         c. Principal Payable at Stated Maturity Date of                            0.00
            Class of Notes or Equity Certificates

         d. Total Cash Collateral Account Withdrawals                    $  1,109,042.93

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 12/08/97                           PAYMENT DATE: 12/15/97
COLLECTION PERIOD: 11/30/97




IV.  INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


   Distribution          Class A-1       Class A-2            Class A-3           Class A-4           Class B            Equity
     Amounts               Notes           Notes                Notes               Notes              Notes          Certificates
   ------------          ---------       ---------            ----------          ---------           -------         ------------
1. Interest Due            $0.00       $ 2,205,168.75       $3,355,408.33       $2,094,484.67       $977,287.50       $538,083.73

2. Interest Paid           $0.00       $ 2,205,168.75       $3,355,408.33       $2,094,484.67       $977,287.50       $538,083.73

3. Interest Shortfall      $0.00       $         0.00       $        0.00       $        0.00       $      0.00       $      0.00
   ((1) minus (2))

4. Principal Paid          $0.00       $72,430,287.45       $        0.00       $        0.00       $      0.00       $      0.00

5. Total Distribution      $0.00       $74,635,456.20       $3,355,408.33       $2,094,484.67       $977,287.50       $538,083.73
   Amount
   ((2) plus (4))

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 12/08/97                           PAYMENT DATE: 12/15/97
COLLECTION PERIOD: 11/30/97




V.   INFORMATION REGARDING OTHER POOL CHARACTERISTICS


                                                           AS OF END               AS OF END
                                                           OF Nov  97              OF Oct  97
                                                           COLLECTION             COLLECTION
ITEM                                                         PERIOD                 PERIOD
----------                                                ------------            ------------
1.   ORIGINAL CONTRACT CHARACTERISTICS

    a. Original Number of Contracts                              280,634

    b. Cut-Off Date Contract Pool Principal               $3,185,229,329
       Balance

    c. Original Weighted Average Remaining                   38.6 months
       Term

    d. Weighted Average Original Term                        56.1 months


2. CURRENT CONTRACT CHARACTERISTICS

    a. Number of Contracts                                       183,939             196,887

    b. Average Contract                                        $9,066.36           $9,302.61

       Principal Balance

    c. Weighted Average Remaining Term                       30.4 months         31.5 months

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 12/08/97                           PAYMENT DATE: 12/15/97
COLLECTION PERIOD: 11/30/97


VI.   Capita Equpiment Receivables Trust 1996-1 Prepayment Speeds


                               Since Issue
Period                             CPR
--------------------          ------------
 0          Oct-96

 1          Nov-96                10.866%

 2          Dec-96                 7.964%

 3          Jan-97                 8.606%

 4          Feb-97                 8.254%

 5          Mar-97                 7.615%

 6          April-97               7.211%

 7          May-97                 8.268%

 8          June-97                7.752%

 9          Jul-97                 7.784%

10          Aug-97                 7.781%

11          Sep-97                 7.506%

12          Oct-97                 7.348%

13          Nov-97                 7.346%

14          Dec-97                 6.629%


                      Servicer Certificate




     The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on December 15, 1997.

     This Certificate shall constitute the Servicer's Certificate as required by
Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

Glenn A. Votek
 ------------------------------
By: Glenn A. Votek

Vice President and Treasurer

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          AT&T CAPITAL CORPORATION


                                          Glenn A. Votek
                                          ------------------------------
                                          By: Glenn A. Votek

                                          Vice President and Treasurer



December 15, 1997